Shareholder Fees - PGIM QMA US Broad Market Index Fund - Class R6	Oct. 01, 2020 USD ($)
Shareholder Fees:
Maximum Sales Charge Imposed on Purchases (as a percentage of Offering Price)	none
Maximum Deferred Sales Charge (as a percentage)	none
Maximum Sales Charge on Reinvested Dividends and Distributions (as a percentage)	none
Redemption Fee (as a percentage of Amount Redeemed)	none
Exchange Fee (as a percentage of Amount Redeemed)	none
Maximum Account Fee	none